Exhibit 10.2

Wells Fargo Bank, N.A.
Financial Products
Telephone: (415) 222-2216
SECOND AMENDED AND RESTATED
ISDA CONFIRMATION

To:	American Reprographics Company, L.L.C. and American Reprographics Company
700 North Central Avenue — Suite 550
Glendale, CA 91203
Attention: Steve Biernbaum
Telephone: (818) 500-0225
Fax: (818) 500-0195

From:	Wells Fargo Bank, N.A.
550 California Street
MAC A0112-121
San Francisco, CA 94104
Telephone: (415) 222-2216
Fax: (415) 986-2604

Re:	USD 271,562,500.00 Interest Rate Swap Transaction (251987)

Date:	October 2, 2009
Ladies and Gentlemen:
This Confirmation amends, supersedes and otherwise replaces in its entirety that certain Confirmation executed by Wells Fargo Bank, N.A. and sent to you with respect to the Transaction between Wells Fargo Bank, N.A. and American Reprographics Company, L.L.C. and American Reprographics Company dated October 2, 2009, as referenced by Trade ID Number 251987. The Schedule I field has been changed.
The purpose of this letter agreement is to confirm the terms and conditions of the transaction (“Transaction”) entered into between Wells Fargo Bank, N.A. (“Party A”) and American Reprographics Company, L.L.C., a California limited liability company and American Reprographics Company, a Delaware limited liability company (jointly and severally, “Party B”). This Transaction is effective at, and as of 12:01 a.m., California time, on the Trade Date specified below.
The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. (“ISDA”)), including the Annex to the 2000 ISDA Definitions (the “Definitions”), are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.
1. This confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of December 19, 2007, (as the same may be amended, modified or supplemented from time to time, the “Agreement”) between Party A and Party B. This communication itself constitutes a binding agreement setting forth the essential terms of the Transaction described herein. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.
2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 271,562,500.00 (Initial Notional Amount — please refer to the attached Schedule I).

Trade Date:	December 19, 2007.

Effective Date:	March 31, 2008.

Termination Date:	December 6, 2012, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Amounts

Fixed Rate Payer:	Party B
Wells Fargo [251987]-[1374412]-[914977] page 1 of 5

Wells Fargo Bank, N.A.
Financial Products
Telephone: (415) 222-2216

Fixed Rate Payer Payment Dates:
The last day of each March, June, September, and December, beginning with June 30, 2008, continuing up to and including the Termination Date, subject to adjustment in accordance with the designated Business Day Convention.

Calculation Period:	From the last day of each March, June, September, and December, up to the last day of the following quarter, continuing until the Termination Date, subject to adjustment in accordance with the designated Business Day Convention. The first Calculation Period will be March 31, 2008 to June 30, 2008.

Fixed Rate:	4.1375%

Fixed Rate Day Count Fraction:	Actual/360

Business Day Convention:	Modified Following

Fees:

Fixed Amount Payer	Fixed Amount Payer Payment Date	Fixed Amount
Party B	10/05/2009	USD	795,200.00

Floating Amounts

Floating Rate Payer:	Party A

Floating Rate Payer Payments Dates:
The last day of each March, June, September, and December, beginning with June 30, 2008, continuing up to and including the Termination Date, subject to adjustment in accordance with the designated Business Day Convention.

Calculation Period:	From the last day of each March, June, September, and December, up to the last day of the following quarter, continuing until the Termination Date, subject to adjustment in accordance with the designated Business Day Convention. The first Calculation Period will be March 31, 2008 to June 30, 2008.

Floating Rate Option:	USD-LIBOR-BBA

Rounding:	The Floating Rate in effect for each Calculation Period shall be rounded up, if necessary, to the nearest 16th of one percent.

Designated Maturity:	3 Month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Floating Rate for Initial Calculation Period:	To be determined.

Reset Dates:	The last day of each March, June, September, and December, subject to adjustment in accordance with the designated Business Day Convention. The first Reset Date is March 31, 2008.

Rate Cut-off Date:	Not Applicable.

Method of Averaging:	Not Applicable.

Compounding:	Not Applicable.

Business Day Convention:	Modified Following

Business Days:	London and New York City

Credit Support Document:	As set forth in and pursuant to the Agreement.

Credit Support Provider for Party B:	As set forth in and pursuant to the Agreement.
Wells Fargo [251987]-[1374412]-[914977] page 2 of 5

Wells Fargo Bank, N.A.
Financial Products
Telephone: (415) 222-2216

Account Details:

Payments due to Party A:	Party A will debit payment(s) to the following DDA account:
ABA Number: 121000248
DDA Number: 4038174405

Payments due to Party B:	Party A will credit payment(s) to the following DDA account:
ABA Number: 121000248
DDA Number: 4038174405

Calculation Agent:	Party A
3. Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign one copy of this telecopy Confirmation and returning it to us by telecopier to:
Wells Fargo Bank, N.A.
Attention: Documentation Group
Fax: (415) 986-2604
4. Each party represents to the other party hereto that (i) it is not acting as a fiduciary or a financial or investment advisor for the other party; (ii) it is not relying upon any advice, counsel or representations (whether written or oral) of the other party other than the representations expressly set forth in the Master Agreement, any Credit Support Document and herein; (iii) the other party hereto has not given to it any advice or counsel as to the expected or projected success, return, performance, result, consequence or benefit (either legal, regulatory, tax, financial, accounting, or otherwise) of this Transaction; (iv) it has consulted with its own legal, regulatory, tax, business, investment financial and accounting advisors to the extent it has deemed necessary and has made its own investment, hedging, and trading decisions (including decisions regarding the suitability of this Transaction) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party hereto; (v) it has determined that the rates, prices, or amounts and other terms of this Transaction in the indicative quotations (if any) provided by the other party hereto reflect those in the relevant market for similar transactions, and all trading decisions have been the result of arms length negotiations between the parties; (vi) it is entering into this Transaction with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and it is capable of assuming and willing to assume (financially and otherwise) those risks; and (vii) it is a sophisticated investor.
Wells Fargo [251987]-[1374412]-[914977] page 3 of 5

Wells Fargo Bank, N.A.
Financial Products

Telephone: (415) 222-2216
Yours sincerely,

Wells Fargo Bank, N.A.

By:	/s/ Mark Khalil

	Name:	Mark Khalil
	Its:	Authorized Signatory

Accepted and confirmed as of the Trade Date:

American Reprographics Company, L.L.C., a California limited liability company

By:	/s/ Jonathan Mather

	Name:	Jonathan Mather
	Its:	CFO

American Reprographics Company, a Delaware limited liability company

By:	/s/ Jonathan Mather

	Name:	Jonathan Mather
	Its:	CFO
Wells Fargo [251987]-[1374412]-[914977] page 4 of 5

Wells Fargo Bank, N.A.
Financial Products
Telephone: (415) 222-2216
Schedule I for Transaction 251987:
Net Cash Flows

Start Date	End Date	Rate Fix Date	Payment Date	Notional		Notional Change
03/31/2008	06/30/2008	03/27/2008	06/30/2008	USD	271,562,500.00
06/30/2008	09/30/2008	06/26/2008	09/30/2008	USD	268,125,000.00	USD	3,437,500.00
09/30/2008	12/31/2008	09/26/2008	12/31/2008	USD	264,687,500.00	USD	3,437,500.00
12/31/2008	03/31/2009	12/29/2008	03/31/2009	USD	261,250,000.00	USD	3,437,500.00
03/31/2009	06/30/2009	03/27/2009	06/30/2009	USD	256,093,750.00	USD	5,156,250.00
06/30/2009	09/30/2009	06/26/2009	09/30/2009	USD	250,937,500.00	USD	5,156,250.00
09/30/2009	12/31/2009	09/28/2009	12/31/2009	USD	210,781,250.00	USD	40,156,250.00
12/31/2009	03/31/2010	12/29/2009	03/31/2010	USD	205,625,000.00	USD	5,156,250.00
03/31/2010	06/30/2010	03/29/2010	06/30/2010	USD	203,541,666.00	USD	2,083,334.00
06/30/2010	09/30/2010	06/28/2010	09/30/2010	USD	201,458,332.00	USD	2,083,334.00
09/30/2010	12/31/2010	09/28/2010	12/31/2010	USD	199,374,998.00	USD	2,083,334.00
12/31/2010	03/31/2011	12/29/2010	03/31/2011	USD	185,625,000.00	USD	13,749,998.00
03/31/2011	06/30/2011	03/29/2011	06/30/2011	USD	177,455,357.00	USD	8,169,643.00
06/30/2011	09/30/2011	06/28/2011	09/30/2011	USD	169,285,714.00	USD	8,169,643.00
09/30/2011	12/30/2011	09/28/2011	12/30/2011	USD	161,116,071.00	USD	8,169,643.00
12/30/2011	03/30/2012	12/28/2011	03/30/2012	USD	152,946,428.00	USD	8,169,643.00
03/30/2012	06/29/2012	03/28/2012	06/29/2012	USD	123,727,678.00	USD	29,218,750.00
06/29/2012	09/28/2012	06/27/2012	09/28/2012	USD	94,508,928.00	USD	29,218,750.00
09/28/2012	12/06/2012	09/26/2012	12/06/2012	USD	65,290,178.00	USD	29,218,750.00
Wells Fargo [251987]-[1374412]-[914977] page 5 of 5